SCUDDER
                                                                     INVESTMENTS


Supplement to the currently effective Prospectuses and all currently effective Supplements thereto for the following funds:

Scudder RREEF Real Estate Securities Fund
Scudder Flag Investors Communications Fund
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The following replaces the fifth paragraph of the "Understanding Distributions and Taxes" section.

As of May 1, 2003, Scudder Flag Investors Communications Fund intends to pay distributions of substantially all of its income annually. As of January 1, 2003, Scudder RREEF Real Estate Securities Fund intends to pay distributions of substantially all of its income monthly.








               Please Retain This Supplement for Future Reference


August 18, 2003